GUARANTY AND PLEDGE AGREEMENT

THIS GUARANTY AND PLEDGE AGREEMENT, dated this 20th day of July, 2007, by and between SCOTT OGLUM, an individual residing at 115 Christina Landing, Wilmington, Delaware 19801 (“Guarantor”), and in favor of Mr. Ricardo Salas, an individual, residing at 64 Ritz Cove Drive, Monarch Beach, CA 92629-4229, (“Lender”).

W I T N E S S E T H:

A.  Theater Xtreme Entertainment Group, Inc., a Florida corporation, at 250 Corporate Blvd., Newark, DE 19702 (“Borrower”), has requested that Lender extend a loan (the “Loan”) to Borrower in the principal amount of One Hundred Thousand Dollars and Lender has agreed to make such Loan to Borrower.

B.  Borrower has executed and delivered to Lender a Promissory Note dated the date hereof in the principal amount of $100,000.00 (the “Note”).

C.  Lender is willing to make the Loan to Borrower in consideration, among other things, of the covenants and obligations made and assumed by Guarantor as herein set forth.

D.    As security for the obligations of Guarantor hereunder, Guarantor has agreed to pledge to Lender the Pledged Securities, as defined herein.

NOW THEREFORE, for good and valuable consideration, intending to be legally bound hereby, Guarantor agrees as follows:

1.  Guarantor hereby guarantees, as surety, the punctual performance of all of the Borrower’s obligations, including without limitation thereto, payment of money, pursuant to the terms of the Note (the “Obligations”).

2.  Guarantor agrees to pay Lender all costs and expenses (including reasonable attorney’s fees) at any time incurred by Lender in the enforcement of this Guaranty against Guarantor.

3.  This shall be an agreement of suretyship as well as of guaranty and Lender, without being required to proceed first against the Borrower or any other person or entity, may proceed directly against Guarantor whenever the Borrower fails to make any payment when due or otherwise fails to perform any Obligation owed or hereafter owed to Lender.  Guarantor hereby waives all notices of any character whatsoever with respect to this Guaranty and the Borrower’s obligations to Lender, including but not being limited to notice of the acceptance hereof and reliance hereon and notice of any defaults of Borrower pursuant to the Note.  Guarantor hereby consents to the taking of, or failure to take, from time to time, without notice to Guarantor, any action of any nature whatsoever with respect to the Borrower’s obligations to Lender and with respect to any rights against any person or persons (including the Borrower and Guarantor) or any property, including but not limited to, any renewals, extensions, modifications, waivers, surrenders, exchanges and releases, and Guarantor will remain fully liable hereunder.  Guarantor hereby waives the benefit of all laws now or hereafter in effect in any way limiting or restricting his, her or its liability hereunder, including without limitation thereto (i) all defenses whatsoever to his her or its liability hereunder except the defense of payments made on account of Borrower’s liabilities to Lender and the Guarantor’s liability hereunder, and (ii) all right to stay of execution and exemption of property in any action to enforce the liability of Guarantor hereunder.  Guarantor hereby waives any benefit of and any right to participate in any other security for the Note now or hereafter held by Lender.

4.  This Agreement shall be binding upon Guarantor and his or her heirs and personal representatives and shall inure to the benefit of Lender and its successors and assigns.

5.  Guarantor will not exercise any rights with respect to Lender or Borrower related to or acquired in connection with or as a result of Guarantor’s making of this Guaranty which Guarantor may acquire by way of subrogation, indemnification or contribution, by reason of payment made by Guarantor hereunder or otherwise, until after the date on which all of the obligations of Borrower secured hereby shall have been satisfied in full, and until such time any such rights of Guarantor against the Borrower shall be fully subordinate in lien and payment to any claim in connection with such obligations which Lender now or hereafter has against the Borrower.  If any amount shall be paid to Guarantor on account of such subrogation, indemnification or contribution at any time when all of such obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of Lender, shall be segregated from other funds of Guarantor and shall forthwith be paid over to Lender to be applied in whole or in part by Lender against the obligations secured hereby, whether matured or unmatured, in such order as Lender shall determine in its sole discretion.  If Guarantor shall make a payment to Lender of all or any portion of the obligations secured hereby, and all of such obligations shall be paid in full, Guarantor’s right of subrogation shall be without recourse to and without any implied warranties by Lender and shall remain fully subject and subordinate to Lender’s right to collect any other amounts which may thereafter become due to Lender by the Borrower in connection with such obligations.

6.  Any notice which may hereafter be given by or to Lender with respect to this Guaranty must be in writing and shall be sufficiently given if hand delivered with a signed receipt therefore or if deposited in the U.S. mail, by certified mail, return receipt requested, postage prepaid, addressed to Guarantor as set forth below his, her or its signature hereto and addressed to Lender as set forth above (or to such other place as the Guarantor or Lender, by written notice as aforesaid, shall advise the other).  Guarantor agrees to give Lender prompt written notice of each change of such Guarantor’s address.

7.  If any claim is made upon Lender for repayment or recovery of any amount or amounts received by Lender in payment or on account of any obligations of Borrower to Lender and Lender repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over Lender or any of its property, or (ii) any settlement or compromise in good faith with any such claimant (including Borrower), then and in such event Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Guarantor, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any obligation, and Guarantor shall remain liable to Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Lender.

8.  As security for the due and punctual payment of all indebtedness and obligations of Guarantor under the Guaranty, Guarantor hereby pledges to Lender and grants to Lender a security interest in all of Guarantor's right, title and interest in and to the securities (collectively, the “Pledged Securities”) set forth on Exhibit A attached hereto and incorporated herein by reference.  The Pledged Securities shall also include any interests hereafter issued by the issuers of the Pledged Securities by way of a stock dividend, split or other distribution or reclassification.  The liability of Guarantor to Lender hereunder shall be limited to all of the Guarantor’s right, title and interest in and to the Pledged Securities.

9.  Guarantor hereby represents, warrants and covenants as follows:

(a)           Guarantor is the legal and beneficial owner of the Pledged Securities and has the right to pledge the Pledged Securities to Lender; neither said pledge nor the performance of this Pledge Agreement (including the exercise of the Lender's remedies upon default) will violate any agreement or other instrument to which Guarantor is a party or by which it is bound.

(b)           The Pledged Securities shall at all times be free and clear of any security interests, mortgages, pledges, liens, encumbrances and restrictions on the transfer thereof other than those created by this Guaranty, and Guarantor will not suffer or permit any security interests, mortgages, pledges, liens, encumbrances or restrictions to attach to the Pledged Securities or transfer or attempt to transfer any interest in the Pledged Securities without the written consent of Lender.

(c)           Without affecting the rights of Lender hereunder, any collateral security for the Obligations, and any guarantee or surety therefor, may be exchanged, sold, surrendered, released, modified or otherwise dealt with in accordance with the terms of any present or future agreement between Lender and any Guarantor or any guarantor or surety, including any agreement permitting Lender to take unilateral action with respect thereto.

10.  Unless a default shall have occurred under the Guaranty and be continuing, Guarantor shall be entitled to vote or consent with respect to the Pledged Securities, to receive distributions thereon, and to have and exercise all other rights as a holder of the Pledged Securities in any manner not inconsistent with or in violation of the terms of this Guaranty.

11.  Upon the occurrence and continuance of any default under the Guaranty, except to the extent prohibited by applicable law which cannot be waived, the following provisions shall govern the right of Lender to realize upon the Pledged Securities, in addition to any rights and remedies available in law or equity, and in addition to the rights and remedies provided in the Guaranty:

(a)           Unless Lender agrees otherwise in writing, only Lender shall be entitled to vote or consent or take any other action with respect to the Pledged Securities, and Guarantor hereby irrevocably constitutes and appoints Lender its proxy and attorney in fact, with full power of substitution to do so, and agrees, if so requested, to execute or cause to be executed appropriate irrevocable proxies therefor in addition to and separate from this Agreement.

(b)           Lender shall not be required to make any demand upon or pursue or exhaust any of its rights or remedies against Guarantor or any other person with respect to the payment of the Obligations, or to pursue or exhaust any of its rights or remedies with respect to the Pledged Securities or any other collateral held in respect of the Obligations, or any direct or indirect guaranty thereof.  Lender shall not be required to marshall the Pledged Securities or any other collateral for or guaranty of the Obligations or to resort to the Pledged Securities or any such other collateral or guaranty in any particular order and all of the rights granted to Lender hereunder and under all other agreements relating to the Obligations shall be cumulative.  To the extent not prohibited by applicable law, Guarantor hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish the benefit and advantage of, and does hereby covenant not to assert against Lender, any valuation, stay, appraisement, extension, or redemption laws now existing or which may hereafter exist and which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Guaranty or in respect of any Pledged Securities.  Without limiting the generality of the foregoing, Guarantor hereby agrees that it will not invoke or utilize any law which might cause delay in, or impede, the enforcement of the rights of Lender under this Guaranty, and hereby waives the same.  IN ADDITION, TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, GUARANTOR HEREBY WAIVES ANY RIGHT TO PRIOR NOTICE (EXCEPT TO THE EXTENT EXPRESSLY PROVIDED IN THIS GUARANTY) OR JUDICIAL HEARING IN CONNECTION WITH THE TAKING POSSESSION OR THE DISPOSITION OF ANY OF THE PLEDGED SECURITIES, INCLUDING, WITHOUT LIMITATION, ANY SUCH RIGHT WHICH GUARANTOR WOULD OTHERWISE HAVE.

12.  Guarantor recognizes that Lender may be unable to effect a public sale of all or a part of the Pledged Securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "1933 Act"), as now or hereafter in effect, or in applicable Blue Sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Securities, or portions thereof, for their own account, for investment and not with a view to the distribution or resale thereof.  If, at the time of any sale of the Pledged Securities, the same or any part thereof to be sold shall not, for any reason whatsoever be effectively registered under the 1933 Act, Lender, in its sole and absolute discretion, is hereby authorized to sell the Pledged Securities or any such part thereof by private sale in such manner and under such circumstances as Lender may reasonably deem necessary or advisable in order that such sale may legally be effected without registration.  Guarantor acknowledges that private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Securities were sold at public sales, and agrees that Lender has no obligation to delay the sale of the Pledged Securities or any part thereof for the period of time necessary to register the Pledged Securities or public sale under such applicable securities laws.  Guarantor agrees that private sales made under the foregoing circumstances shall not, because so made, be deemed to have been made in a commercially unreasonable manner.

13.  The proceeds of all sales and any other monies received by Lender with respect to the disposition of Pledged Securities shall be applied as follows:

(a)           First, to the payment of the costs and expenses of such sale or sales, and the reasonable attorneys' fees incurred by Lender;

(b)           Second, any surplus then remaining, to the payment of the Obligations; and

(c)           Third, any surplus then remaining shall be paid to Guarantor.

14.  Upon the occurrence and continuance of any default under the Guaranty, Lender shall be entitled to receive all distributions on the Pledged Securities, and Lender at its option shall have the right to transfer into its name or that of its nominee any and all of the Pledged Securities.

15.  Guarantor shall at any time and from time to time, execute and deliver upon the written request of Lender further documents and do further acts and things as Lender may reasonably request to effect the purposes of this Pledge Agreement, including, without limitation, delivering to Lender upon the occurrence and continuance of a default under the Guaranty irrevocable proxies with respect to the Pledged Securities in a form satisfactory to Lender. Until receipt thereof, this Pledge Agreement shall constitute Guarantor's proxy to Lender or its nominee to exercise all of the voting and other consensual rights pertaining to the Pledged Securities at any and all such times as Lender has the right to exercise such rights pursuant to the terms of this Pledge Agreement.  The power of attorney granted hereby is coupled with an interest and is irrevocable.

16.  Concurrent with the execution of this Pledge Agreement, Guarantor shall deliver to Lender certificates evidencing the Pledged Securities together with appropriate  assignments separate from certificate duly executed by Guarantor

17.  No delay or omission on the part of Lender in exercising any right under this Guaranty shall operate as a waiver or relinquishment of such right and no such waiver or relinquishment shall be effective.

18.  This Guaranty shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, and shall inure to the benefit of the holders from time to time of any evidence of indebtedness created pursuant to the Agreement.

19.  This Guaranty shall be construed in accordance with the laws of the State of Delaware.  If any provision of this Guaranty shall for any reason be held to be invalid or unenforceable, or if this Guaranty shall for any reason be unenforceable against Guarantor, such invalidity or unenforceability shall not affect any other provision hereof, but this Guaranty shall be construed as if such invalid or unenforceable provision had never been contained herein or as if the person or persons against whom this Guaranty is for any reason unenforceable had not be signatories hereto.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty and Pledge Agreement the date first above written.

GUARANTOR:

Witness	/s/ SCOTT OGLUM

By:____________________________
Name:	Name: Scott Oglum

LENDER:
Witness	/s/ RICARDO SALAS

By:____________________________
Name:	Name: Ricardo Salas

EXHIBIT A

PLEDGED SECURITIES

1.
That certain number of shares of Scott Oglum’s stock of Theater Xtreme Entertainment Group, Inc., a Florida corporation rounded down to the nearest whole share, rounded down, that reflects the product of the (a) the ratio whose numerator is the principal amount of the Promissory Note payable to Borrower and whose denominator is $400,000 multiplied by (b) three million six hundred eighteen thousand two hundred and seventy five (3,618,275).